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                                                                    Exhibit 4(a)
TELLURIAN, INC.






INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE











CUSIP 879674 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS




THIS CERTIFIES that


is the owner of



FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,   $.01 PAR VALUE, OF

TELLURIAN, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

 Dated





Countersigned and Registered:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY,

(Jersey City, N.J.)

Transfer Agent
and Registrar

By



Authorized Officer


Dated



Secretary


President

[SEAL]
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 The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM -- as tenants in common
  TEN ENT -- as tenants by the entireties
  JT TEN  -- as joint tenants with right of
             survivorship and not as tenants
             in common




UNIF TRANS MIN ACT_____ Custodian______Under
                  (Cust)         (Minor)

                        the ________ Transfers to Minors Act
                             (State)

    Additional abbreviations may also be used though not in the above list.


For value received, ___________  hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)

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                                                                   common shares
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represented by the within  Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named  Corporation with full power of substitution in the premises.


Dated
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NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a Medallion program approved by the Securities Transfer Association, Inc.